Exhibit 99.1

Investors May Contact:
Ryan Marsh
Treasurer
(770) 418-8211 ir@asburyauto.com

Reporters May Contact:
Anna Okula
Porter Novelli
(404) 995-4554 aokula@porternovelli.com

Asbury Automotive Group Reports First Quarter Financial Results

Total Revenues up 17% over the prior period

SG&A as a percentage of gross profit improved 370 basis points over the prior year period

Diluted EPS from continuing operations of $0.27, compared to $0.08 in the prior year period

Duluth, GA, April 29, 2010 – Asbury Automotive Group, Inc. (NYSE: ABG), one of the largest automotive retail and service companies in the U.S., today reported income from continuing operations for the first quarter, 2010 of $8.9 million, or $0.27 per diluted share, versus income from continuing operations of $2.6 million, or $0.08 per diluted share, in the corresponding period last year. The increase was primarily the result of double digit growth in revenue and gross profit from new and used vehicle sales, as well as finance and insurance; combined with Asbury’s significantly improved cost structure. Net income for the first quarter of 2010 totaled $7.4 million, or $0.22 per diluted share, compared with $0.3 million, or $0.01 per diluted share, a year ago.

2010 first quarter revenues totaled $960 million, an increase of 17% compared to the prior year period. This improvement was driven by increases of 22% in new vehicle revenue, 21% in used vehicle revenue, and 27% in finance and insurance revenues. Total gross profit increased 12%, and was up in all major categories of the business.

“Pent-up demand combined with the return of aggressive manufacturer incentives delivered a blow-out March,” said Charles R. Oglesby, Asbury’s President and CEO. “Our improved operating leverage from the cost reduction initiatives we have implemented has positioned Asbury to capture more profit from the rising tide of consumer demand.”

Craig T. Monaghan, Asbury’s Senior Vice President and Chief Financial Officer, stated, “With over $200 million of liquidity, we have strengthened our financial position and enhanced our financial flexibility for the future.”

Mr. Oglesby concluded, “While we are pleased with delivering a strong quarter, our challenge is to retain as much of our lean cost structure as possible, while remaining focused on the incremental sales opportunities the strengthening marketplace is providing.”

Asbury will host a conference call to discuss its first quarter results this morning at 10:00 a.m. Eastern Time. The call will be simulcast live on the Internet and can be accessed by logging on to http://www.asburyauto.com or http://www.ccbn.com. In addition, live audio of the call will be accessible to the public by calling (800) 227-9428 (domestic), or (785) 830-1925 (international); passcode – 5343645. Callers should dial in approximately 5 to 10 minutes before the call begins.

About Asbury Automotive Group

Asbury Automotive Group, Inc. (“Asbury”), headquartered in Duluth, Georgia, a suburb of Atlanta, is one of the largest automobile retailers in the U.S. Built through a combination of organic growth and a series of strategic acquisitions, Asbury currently operates 80 retail auto stores, encompassing 107 franchises for the sale and servicing of 38 different brands of American, European and Asian automobiles. Asbury offers customers an extensive range of automotive products and services, including new and used vehicle sales and related financing and insurance, vehicle maintenance and repair services, replacement parts and service contracts.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements other than historical fact, and may include statements relating to goals, plans, market conditions and projections regarding Asbury’s financial position, liquidity, results of operations, market position and dealership portfolio, the benefits of its restructuring program and other initiatives and future business strategy. These statements are based on management’s current expectations and beliefs and involve significant risks and uncertainties that may cause results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, market factors, Asbury’s relationships with, and financial stability of, vehicle manufacturers and other suppliers, risks associated with Asbury’s indebtedness (including available borrowing capacity and compliance with its financial covenants), Asbury’s relationship with, and the financial stability of, its lenders and lessors, risks related to competition in the automotive retail and service industries, general economic conditions both nationally and locally, governmental regulations, legislation and Asbury’s ability to capitalize on its restructuring programs and other operational strategies, Asbury’s ability to leverage gains from its dealership portfolio, and Asbury’s ability to stay within its targeted range for capital expenditures. There can be no guarantees that Asbury’s plans for future operations will be successfully implemented or that they will prove to be commercially successful.

These and other risk factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements are and will be discussed in Asbury’s filings with the Securities and Exchange Commission from time to time, including its most recent annual report on Form 10-K. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

ASBURY AUTOMOTIVE GROUP, INC.

CONSOLIDATED STATEMENTS OF INCOME

(In millions, except per share data)

(Unaudited)

	For the Three Months Ended March 31,
	2010	2009

REVENUES:
New vehicle	$528.8	$432.6
Used vehicle	252.4	208.2
Parts and service	152.8	158.8
Finance and insurance, net	26.0	20.5

Total revenues	960.0	820.1

COST OF SALES:
New vehicle	493.0	405.4
Used vehicle	229.8	188.5
Parts and service	74.3	80.8

Total cost of sales	797.1	674.7

GROSS PROFIT	162.9	145.4

OPERATING EXPENSES:
Selling, general and administrative	129.1	120.7
Depreciation and amortization	5.7	5.9
Other operating income, net	(0.4)	(0.4)

Income from operations	28.5	19.2

OTHER EXPENSE:
Floor plan interest expense	(4.1)	(4.9)
Other interest expense	(9.5)	(9.8)
Convertible debt discount amortization	(0.4)	(0.5)

Total other expense, net	(14.0)	(15.2)

Income before income taxes	14.5	4.0

INCOME TAX EXPENSE	5.6	1.4

INCOME FROM CONTINUING OPERATIONS	8.9	2.6

DISCONTINUED OPERATIONS, net of tax	(1.5)	(2.3)

NET INCOME	$7.4	$0.3

EARNINGS PER COMMON SHARE:
BASIC -
Continuing operations	$0.28	$0.08
Discontinued operations	(0.05)	(0.07)

Net income	$0.23	$0.01

DILUTED -
Continuing operations	$0.27	$0.08
Discontinued operations	(0.05)	(0.07)

Net income	$0.22	$0.01

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	32.2	32.1

Diluted	33.3	32.4

New Vehicle—

	For the Three Months Ended March 31,		Increase (Decrease)	% Change
	2010	2009
	(In millions)

Revenue:
New vehicle revenue—same store(1)
Luxury	$179.2	$142.5	$36.7	26%
Mid-line import	227.9	189.8	38.1	20%
Mid-line domestic	67.4	59.2	8.2	14%
Value	6.4	4.6	1.8	39%

Total new light vehicle revenue—same store(1)	480.9	396.1	84.8	21%
Heavy truck	47.9	36.5	11.4	31%

Total new vehicle revenue—same store(1)	528.8	432.6	96.2	22%
New vehicle revenue—acquisitions	—	—

Total new vehicle revenue, as reported	$528.8	$432.6	$96.2	22%

Gross profit:
New vehicle gross profit—same store(1)
Luxury	$15.0	$9.8	$5.2	53%
Mid-line import	13.9	11.3	2.6	23%
Mid-line domestic	5.0	4.2	0.8	19%
Value	0.2	0.3	(0.1)	(33)%

Total new light vehicle gross profit—same store(1)	34.1	25.6	8.5	33%
Heavy truck	1.7	1.6	0.1	6%

Total new vehicle gross profit—same store(1)	35.8	27.2	8.6	32%
New vehicle gross profit—acquisitions	—	—

Total new vehicle gross profit, as reported	$35.8	$27.2	$8.6	32%

	For the Three Months Ended March 31,		Increase (Decrease)	% Change
	2010	2009

New vehicle units:
New vehicle retail units—same store(1)
Luxury	3,715	3,076	639	21%
Mid-line import	9,059	7,690	1,369	18%
Mid-line domestic	1,792	1,763	29	2%
Value	304	204	100	49%

Total new light vehicle retail units—same store(1)	14,870	12,733	2,137	17%
Fleet vehicles	486	459	27	6%

Total new light vehicle units—same store(1)	15,356	13,192	2,164	16%
Heavy truck	1,059	584	475	81%

Total new vehicle units—same store(1)	16,415	13,776	2,639	19%
Total new vehicle units—acquisitions	—	—

New vehicle units—actual	16,415	13,776	2,639	19%

Total new light vehicle units—same store(1)	15,356	13,192	2,164	16%
Total new light vehicle units—acquisitions	—	—

Total new light vehicle units	15,356	13,192	2,164	16%

New Vehicle Metrics—

	For the Three Months Ended March 31,		Increase (Decrease)	% Change
	2010	2009

Revenue per new light vehicle sold—same store(1)	$31,317	$30,026	$1,291	4%

Revenue per new heavy truck sold	$45,231	$62,500	$(17,269)	(28)%

Revenue per new vehicle sold—same store(1)	$32,214	$31,402	$812	3%

Gross profit per new light vehicle sold—same store(1)	$2,221	$1,941	$280	14%

Gross profit per new heavy truck sold	$1,605	$2,740	$(1,135)	(41)%

Gross profit per new vehicle sold—same store(1)	$2,181	$1,974	$207	10%

New light vehicle gross margin—same store(1)	7.1%	6.5%	0.6%	9%

New heavy truck gross margin	3.5%	4.4%	(0.9)%	(20)%

New vehicle gross margin—same store(1)	6.8%	6.3%	0.5%	8%

(1)	Same store information consists of amounts from dealerships for the identical months of each period presented in the comparison, commencing with the first full month in which the dealership was owned by us.

Used Vehicle—

	For the Three Months Ended March 31,		Increase (Decrease)	% Change
	2010	2009
	(Dollars in millions, except for per vehicle data)
Revenue:
Used vehicle retail revenues—same store(1)
Light vehicles	$204.9	$169.2	$35.7	21%
Heavy trucks	1.4	1.9	(0.5)	(26)%

Total used vehicle retail revenues—same store(1)	206.3	171.1	35.2	21%
Used vehicle retail revenues—acquisitions	—	—

Total used vehicle retail revenues	206.3	171.1	35.2	21%
Used vehicle wholesale revenues—same store(1)
Light vehicles	45.2	36.3	8.9	25%
Heavy trucks	0.9	0.8	0.1	13%

Total used vehicle wholesale revenues—same store(1)	46.1	37.1	9.0	24%
Used vehicle wholesale revenues—acquisitions	—	—

Total used vehicle wholesale revenues	46.1	37.1	9.0	24%

Used vehicle revenue, as reported	$252.4	$208.2	$44.2	21%

Gross profit:
Used vehicle retail gross profit—same store(1)
Light vehicles	$22.7	$19.5	$3.2	16%
Heavy trucks	—	(0.1)	0.1	100%

Total used vehicle retail gross profit—same store(1)	22.7	19.4	3.3	17%
Used vehicle retail gross profit—acquisitions	—	—

Total used vehicle retail gross profit	22.7	19.4	3.3	17%
Used vehicle wholesale gross profit—same store(1)
Light vehicles	0.3	0.7	(0.4)	(57)%
Heavy trucks	(0.4)	(0.4)	—	—%

Total used vehicle wholesale gross profit—same store(1)	(0.1)	0.3	(0.4)	(133)%
Used vehicle wholesale gross profit—acquisitions	—	—

Total used vehicle wholesale gross profit	(0.1)	0.3	(0.4)	(133)%

Used vehicle gross profit, as reported	$22.6	$19.7	$2.9	15%

Used vehicle retail units:
Used vehicle retail units—same store(1)
Light vehicles	10,897	9,542	1,355	14%
Heavy trucks	69	60	9	15%

Total used vehicle retail units—same store(1)	10,966	9,602	1,364	14%
Used vehicle retail units—acquisitions	—	—

Used vehicle retail units—actual	10,966	9,602	1,364	14%

Used Vehicle Metrics—

	For the Three Months Ended March 31,		Increase (Decrease)	% Change
	2010	2009
Revenue per used light vehicle retailed—same store(1)	$18,803	$17,732	$1,071	6%

Revenue per used heavy truck retailed	$20,290	$31,667	$(11,377)	(36)%

Revenue per used vehicle retailed—same store(1)	$18,813	$17,819	$994	6%

Gross profit per used light vehicle retailed—same store(1)	$2,083	$2,044	$39	2%

Gross profit per used heavy truck retailed	$—	$(1,667)	$1,667	100%

Gross profit per used vehicle retailed—same store(1)	$2,070	$2,020	$50	2%

Used light vehicle retail gross margin—same store(1)	11.1%	11.5%	(0.4)%	(3)%

Used heavy truck retail gross margin	—%	(5.3)%	5.3%	100%

Used vehicle retail gross margin—same store(1)	11.0%	11.3%	(0.3)%	(3)%

(1)	Same store information consists of amounts from dealerships for the identical months of each period presented in the comparison, commencing with the first full month in which the dealership was owned by us.

Parts and Service—

	For the Three Months Ended March 31,		Increase (Decrease)	% Change
	2010	2009
	(Dollars in millions)

Revenue:
Parts and service revenues—same store(1)
Light vehicles	$136.2	$143.2	$(7.0)	(5)%
Heavy trucks	16.6	15.6	1.0	6%

Total parts and service revenue—same store(1)	152.8	158.8	(6.0)	(4)%
Parts and service revenues—acquisitions	—	—

Parts and service revenue, as reported	$152.8	$158.8	$(6.0)	(4)%

Gross profit:
Parts and service gross profit—same store(1)
Light vehicles	$73.5	$73.1	$0.4	1%
Heavy trucks	5.0	4.9	0.1	2%

Total parts and service gross profit—same store(1)	78.5	78.0	0.5	1%
Parts and service gross profit—acquisitions	—	—

Parts and service gross profit, as reported	$78.5	$78.0	$0.5	1%

Light vehicle parts and service gross margin—same store(1)	54.0%	51.0%	3.0%	6%

Heavy truck parts and service gross margin	30.1%	31.4%	(1.3)%	(4)%

Parts and service gross margin—same store(1)	51.4%	49.1%	2.3%	5%

(1)	Same store information consists of amounts from dealerships for the identical months of each period presented in the comparison, commencing with the first full month in which the dealership was owned by us.

Finance and Insurance, net—

	For the Three Months Ended March 31,		Increase (Decrease)	% Change
	2010	2009
	(In millions, except for per vehicle data)

Dealership generated F&I, net—same store(1)
Light vehicles	$25.4	$20.0	$5.4	27%
Heavy trucks	—	0.1	(0.1)	(100)%

Dealership generated F&I—same store(1)	25.4	20.1	5.3	26%
Dealership generated F&I—acquisitions	—	—

Dealership generated F&I, net	25.4	20.1	5.3	26%
Corporate generated F&I	0.6	0.4	0.2	50%

Finance and insurance, net as reported	$26.0	$20.5	$5.5	27%

Dealership generated light vehicle F&I per vehicle sold—same store(1) (2)	$968	$880	$88	10%

Dealership generated F&I per vehicle sold— same store(1) (2)	$928	$860	$68	8%

Light vehicle F&I per vehicle sold—same store(1)	$990	$897	$93	10%

Heavy truck F&I per vehicle sold	—	$155	$(155)	(100)%

F&I per vehicle sold—same store(1)	$950	$877	$73	8%

(1)	Same store information consists of amounts from dealerships for the identical months of each period presented in the comparison, commencing with the first full month in which the dealership was owned by us.
(2)	Dealership generated F&I per vehicle sold excludes Corporate generated F&I.

	For the Three Months Ended March 31,
	2010	2009
REVENUE MIX PERCENTAGES:
New light vehicles	50.1%	48.3%
New heavy trucks	5.0%	4.5%
Used retail light vehicles	21.3%	20.6%
Used retail heavy trucks	0.2%	0.2%
Used wholesale light vehicles	4.7%	4.4%
Used wholesale heavy trucks	0.1%	0.1%
Parts and service light vehicles	14.2%	17.5%
Parts and service heavy trucks	1.7%	1.9%
Finance and insurance, net - light vehicles	2.7%	2.5%

Total revenue	100.0%	100.0%

GROSS PROFIT MIX PERCENTAGES:
New light vehicles	20.9%	17.6%
New heavy trucks	1.0%	1.1%
Used retail light vehicles	14.0%	13.4%
Used retail heavy trucks	—%	(0.1)%
Used wholesale light vehicles	0.2%	0.5%
Used wholesale heavy trucks	(0.3)%	(0.3)%
Parts and service light vehicles	45.1%	50.3%
Parts and service heavy trucks	3.1%	3.4%
Finance and insurance, net - light vehicles	16.0%	14.0%
Finance and insurance, net - heavy trucks	—%	0.1%

Total gross profit	100.0%	100.0%

SG&A EXPENSES AS A PERCENTAGE OF GROSS PROFIT	79.3%	83.0%

ASBURY AUTOMOTIVE GROUP, INC.

Selected Balance Sheet Data

(In millions)

(Unaudited)

	March 31, 2010	December 31, 2009	Increase (Decrease)	% Change
SELECTED BALANCE SHEET DATA
Cash and cash equivalents	$29.4	$84.7	$(55.3)	(65)%
New vehicle inventory	381.9	394.2	(12.3)	(3)%
Used vehicle inventory	74.8	64.1	10.7	17%
Parts inventory	41.6	41.4	0.2	—%
Total current assets	778.2	815.6	(37.4)	(5)%
Floor plan notes payable	384.7	434.7	(50.0)	(12)%
Total current liabilities	534.5	598.8	(64.3)	(11)%

CAPITALIZATION:
Long-term debt (including current portion)	$536.3	$537.8	$(1.5)	—%
Shareholders’ equity	252.5	243.6	8.9	4%

Total	$788.8	$781.4	$7.4	1%

Brand Mix - New Light Vehicle Revenue by Brand

	For the Three Months Ended March 31,
	2010	2009
Luxury
BMW	9%	9%
Mercedes-Benz	8%	8%
Lexus	6%	5%
Acura	4%	4%
Infiniti	5%	4%
Other luxury	5%	6%

Total luxury	37%	36%

Mid-Line Imports:
Honda	22%	25%
Toyota	10%	11%
Nissan	14%	10%
Other imports	2%	2%

Total imports	48%	48%

Mid-Line Domestic:
Ford	9%	9%
General Motors	3%	3%
Chrysler	2%	3%

Total domestic	14%	15%

Value	1%	1%

Total New Light Vehicle Revenue	100%	100%

Asbury Automotive Group, Inc.

Supplemental Disclosures

(Dollars in millions, except per share data)

(Unaudited)

Our operations during 2009 were impacted by certain items that are not core dealership operating items, which we believe are important to highlight when reviewing our results and should not be considered when forecasting our future results.

The non-core items shown in the table below include (i) restructuring costs consisting primarily of severance and retention expenses related to the relocation of our corporate headquarters, (ii) implementation costs associated with transitioning our dealerships to the Arkona dealer management system, and, (iii) a legal settlements benefit related to legal claims arising in, and before, the year 2003.

	For the Three Months Ended March 31,	For the Three Months Ended March 31,
	2010	2009
Non-core items – expense (income):
Restructuring costs	$—	$1.3
Dealer management system implementation costs	—	0.2
Legal settlements benefit	—	(1.5)

Total non-core items	$—	$—

Non-core items per dilutive share	$—	$—

Weighted average common shares outstanding (diluted)	33.3	32.4

Asbury Automotive Group, Inc.

Summary of Debt Covenants

As of and for the Period Ended March 31, 2010

(Dollars in millions, except per vehicle data)

(Unaudited)

	Wachovia Mortgages (1)	Credit Facilities (2)
Senior Leverage Ratio must be < 3.00: 1.00
SECURED DEBT (numerator)
+ Mortgage notes payable (including mortgages associated with assets held for sale)		$167.7
+ Borrowings under revolving credit facility		—
+ Capital lease obligations		—
+ Interest rate obligations		—
+ Other indebtedness		0.2

= TOTAL SECURED DEBT (ex floorplan)		$167.9

EBITDA (denominator)
+ Net Income - trailing 12 months (“T12”)		$30.5
+ Add back Losses from discontinued operations - T12		39.6
+ Add back Total interest expense (excluding floorplan interest) - T12		18.6
+ Add back Income tax expense - T12		23.3
+ Add back Depreciation and amortization - T12		—
+ Add back Other non-cash charges - T12*		3.8

= CONSOLIDATED EBITDA		115.8
+ Add back Pro forma acquisitions EBITDA (as defined)		—
+ Add back Pro forma rent savings (as defined)		—
– Less Gain on debt extinguishment		(0.1)

= CONSOLIDATED PRO FORMA EBITDA		$115.7

SENIOR LEVERAGE RATIO		1.45

*	Includes impairment expenses, stock-based compensation expense, deferred finance fee amortization and swap amortization.
(1)	The “Wachovia Mortgages” are the Company’s mortgage notes with Wachovia Bank, National Association and Wachovia Financial Services, Inc.
(2)	The “Credit Facilities” are the Company’s revolving credit facility with Bank of America, as administrative agent, and the Company’s used vehicle floor plan facility with J.P. Morgan Chase Bank, N.A. and Bank of America, N.A.

Fixed Charge Coverage Ratio must be > 1.20: 1:00

EBITDAR (numerator)
+ Net Income - trailing 12 months (“T12”)	$30.5	$30.5
+ Add back Losses from discontinued operations - T12	39.6	39.6
+ Add back Total interest expense (ex floorplan) - T12	18.6	18.6
+ Add back Income tax expense - T12	23.3	23.3
+ Add back Other non-cash charges - T12 (as defined)*	10.8	3.8
– Less Gain on Debt Extinguishment	—	(0.1)
+ Add back Non-recurring items - T12 (as defined)**	4.8	—

= CONSOLIDATED EBITDA	127.6	115.7
+ PLUS Required principal payments - T12 (Rent)	41.7	41.7
– LESS Capital expenditures (as defined)	(16.0)	(12.0)

= TOTAL EARNINGS AVAILABLE FOR FIXED CHARGES	$153.3	$145.4

FIXED CHARGES (denominator)
+ Total interest expense (ex Floorplan Interest) - T12	39.6	39.6
- LESS Interest associated with convertible notes - T12	(1.7)	(1.7)
+ PLUS Required principal payments - T12	8.7	8.7
+ PLUS Rental expense - T12	41.7	41.7

= TOTAL FIXED CHARGES	$88.3	$88.3

FIXED CHARGE COVERAGE RATIO	1.74	1.65

Current Ratio must be > 1.20: 1:00
Total current assets (numerator)
+ Total current assets	$778.2	$778.2
+ PLUS Available unused commitments under revolving credit facility	125.0	136.7

= TOTAL CURRENT ASSETS	$903.2	$914.9

Total current liabilities (denominator)
+ Total current liabilities	$534.5	$534.5

= TOTAL CURRENT LIABILITIES	$534.5	$534.5

CURRENT RATIO	1.69	1.71

Adjusted Net Worth must be > $350 million
Stockholders’ equity	$252.5
- LESS 50% of net income subsequent to March 31, 2008 (to the extent net income is positive)	—
- LESS Proceeds from stock option exercises subsequent to March 31, 2008	(1.6)
+ ADD Impairment expenses, net of tax	383.0

= ADJUSTED NET WORTH	$633.9

*	Includes impairment expenses, stock-based compensation expense, deferred finance fee amortization and swap amortization.
**	Includes restructuring costs and dealer management system transition costs.